UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934
August 20, 2008
(Date of Report (Date of Earliest Event Reported))
LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

MICHIGAN	1-9656	38-0751137

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Indentification Number)

1284 North Telegraph Road, Monroe,
Michigan	48162-3390

(Address of principal executive offices)	Zip Code
Registrant’s telephone number, including area code (734) 242-1444
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 8.01. Other Events.
On August 20, 2008, the Company issued a press release announcing the preliminary results from the Fiscal 2008 Annual Meeting of Shareholders. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.
The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
No.	Description

99.1	Press Release dated August 20, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LA-Z-BOY INCORPORATED (Registrant)

Date: August 21, 2008

	BY:	/S/ Margaret L. Mueller
Margaret L. Mueller
Corporate Controller